Dreyfus Premier Municipal Bond Fund

Investing for income exempt from federal income tax

PROSPECTUS September 1, 2000

(reg.tm)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund

Dreyfus Premier Municipal Bond Fund
                                           ---------------------------------

                                           Ticker Symbols  CLASS A: PTEBX

                                                           CLASS B: PMUBX

                                                           CLASS C: DMBCX

Contents

The Fund
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Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          1

Expenses                                                                  2

Management                                                                3

Financial Highlights                                                      4

Your Investment
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Account Policies                                                          6

Distributions and Taxes                                                   8

Services for Fund Investors                                               9

Instructions for Regular Accounts                                        10

For More Information
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INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE
CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

The fund will invest at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, it may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

The portfolio manager buys and sells bonds based on credit quality, financial outlook and yield potential. Bonds with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates.

Concepts to understand

MUNICIPAL BONDS: debt securities that provide income free from federal income tax. Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenue derived from a specific revenue source, such as charges for water and sewer service or highway tolls

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money.

Other risk factors could have an effect on the fund's performance:

* if an issuer fails to make timely interest or principal payments, or if there is a decline in the credit quality of a bond or a perception of a decline, the bond's value could fall, potentially lowering the fund's share price

* lower-rated, higher-yielding municipal bonds are subject to greater credit risk, including the risk of default, than investment grade bonds; lower-rated bonds tend to be more volatile and less liquid

Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Other potential risks

The fund, at times, may invest in certain derivatives, such as futures and options, which may cause taxable income. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the fund's average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of long-term municipal bond performance. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

[Exhibit A]

CLASS A SHARES

BEST QUARTER:                    Q1 '95                       +6.60%

WORST QUARTER:                   Q1 '94                       -6.33%

THE FUND'S CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 2.60%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99

                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                      (11/26/86)                 -10.05%                4.69%              6.11%                --

CLASS B                       (1/15/93)                  -9.84%                4.80%                --               4.53%

CLASS C                       (7/13/95)                  -7.38%                   --                --               3.04%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX                                     -2.06%                6.91%              6.89%             5.83%*

* BASED ON THE LIFE OF CLASS B. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX
ON 12/31/92 IS USED AS THE BEGINNING VALUE ON 1/15/93.

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund       1






<PAGE 1>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee table

                                                                           CLASS A                CLASS B               CLASS C
---------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                      4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                           NONE*                 4.00                  1.00
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ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                .55                   .55                   .55

Rule 12b-1 fee                                                                NONE                   .50                   .75

Shareholder services fee                                                       .25                   .25                   .25

Other expenses                                                                 .13                   .15                   .13
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TOTAL                                                                          .93                  1.45                  1.68

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $541                $733                 $942                 $1,542

CLASS B
WITH REDEMPTION                                $548                $759                 $992                 $1,465**

WITHOUT REDEMPTION                             $148                $459                 $792                 $1,465**

CLASS C
WITH REDEMPTION                                $271                $530                 $913                 $1,987
WITHOUT REDEMPTION                             $171                $530                 $913                 $1,987

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

2





<PAGE 2>

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $134 billion in over 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.55% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $521 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Samuel J. Weinstock has managed the fund since August 1987 and has been employed by Dreyfus since March 1987.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) each have adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund       3



<PAGE 3>

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.

                                                                                            YEAR ENDED APRIL 30,

 CLASS A                                                                        2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.33      14.69     14.11      13.85      13.86

 Investment operations:  Investment income -- net                                 .70        .72       .79        .82        .86

                         Net realized and unrealized gain (loss) on investments  (1.42)    (.15)       .66        .27      (.01)

 Total from investment operations                                                (.72)       .57      1.45       1.09        .85

 Distributions:          Dividends from investment income -- net                 (.70)      (.72)     (.79)      (.82)      (.86)

                         Dividends from net realized gain on investments         (.16)      (.21)     (.08)      (.01)         --

 Total distributions                                                             (.86)      (.93)     (.87)      (.83)      (.86)

 Net asset value, end of period                                                 12.75      14.33     14.69      14.11      13.85

 Total return (%)*                                                              (5.01)      3.96     10.52       8.03       6.08
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .93        .91       .91        .91        .92

 Ratio of net investment income to average net assets (%)                        5.28       4.96      5.42       5.84       5.98

 Portfolio turnover rate (%)                                                    70.39      46.84     26.33      28.17      36.59
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        361,567    432,276   447,869    457,327    474,044

* EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                        2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.33      14.69     14.11      13.85      13.86

 Investment operations:  Investment income -- net                                 .63        .65       .72        .75        .78

                         Net realized and unrealized gain (loss) on investments  (1.41)     (.15)      .66        .27      (.01)

 Total from investment operations                                                (.78)       .50      1.38       1.02        .77

 Distributions:          Dividends from investment income -- net                 (.63)      (.65)     (.72)      (.75)      (.78)

                         Dividends from net realized gain on investments         (.16)      (.21)     (.08)      (.01)         --

 Total distributions                                                             (.79)      (.86)     (.80)      (.76)      (.78)

 Net asset value, end of period                                                 12.76      14.33     14.69      14.11      13.85

 Total return (%)*                                                              (5.51)      3.43      9.95       7.49       5.53
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RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.45       1.42      1.42       1.43       1.43

 Ratio of net investment income to average net assets (%)                        4.71       4.44      4.89       5.33       5.46

 Portfolio turnover rate (%)                                                    70.39      46.84     26.33      28.17      36.59
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         52,979    112,583   119,457    109,485    106,931

* EXCLUSIVE OF SALES CHARGE.

4



<PAGE 4>

                                                                                            YEAR ENDED APRIL 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.35      14.71     14.12      13.87      14.28

 Investment operations:  Investment income -- net                                 .60        .61       .68        .72        .60

                         Net realized and unrealized gain (loss) on investments  (1.42)    (.15)       .67        .26      (.41)

 Total from investment operations                                                (.82)       .46      1.35        .98        .19

 Distributions:          Dividends from investment income -- net                 (.60)      (.61)     (.68)      (.72)      (.60)

                         Dividends from net realized gain on investments         (.16)      (.21)     (.08)      (.01)         --

 Total distributions                                                             (.76)      (.82)     (.76)      (.73)      (.60)

 Net asset value, end of period                                                 12.77      14.35     14.71      14.12      13.87

 Total return (%)(2)                                                            (5.71)      3.16      9.73       7.16     1.56(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.68       1.67      1.69       1.64     1.77(3)

 Ratio of net investment income to average net assets (%)                        4.52       4.11      4.55       5.01     4.84(3)

 Portfolio turnover rate (%)                                                    70.39      46.84     26.33      28.17      36.59
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          4,424      8,095     3,019      1,049        340

(1)  FROM JULY 13, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  ANNUALIZED.

The Fund       5

<PAGE 5>


Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

Your financial representative can help you choose the share class that is appropriate for you.

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders owning Class B shares on or prior to November 30, 1996, may be eligible for a lower CDSC.
--------------------------------------------------------------------------------

Sales charges

CLASS A -- CHARGED WHEN YOU BUY SHARES

                                                          Sales charge                            Sales charge
                                                          deducted as a %                         as a % of your
Your investment                                           of offering price                       net investment
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                          4.50%                                  4.70%

$50,000 -- $99,999                                         4.00%                                  4.20%

$100,000 -- $249,999                                       3.00%                                  3.10%

$250,000 -- $499,999                                       2.50%                                  2.60%

$500,000 -- $999,999                                       2.00%                                  2.00%

$1 million or more*                                        0.00%                                  0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).
------------------------------------------------------------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

Reduced Class A sales charge

LETTER OF INTENT: lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

6




<PAGE 6>

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on fair value as determined by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified plans.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A shares are offered to the public at NAV plus a sales charge. Classes B and C are offered at NAV, but generally are subject to higher annual operating expenses and a CDSC.

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not honor redemption checks, or process wire, telephone or TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

* requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment       7



<PAGE 7>

ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*  change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.


DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

THE FUND ANTICIPATES that virtually all of its income dividends will be exempt from federal income tax. You may, however, have to pay state and local taxes. In addition, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distributions of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for

distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        GENERALLY             GENERALLY
DIVIDENDS                     TAX EXEMPT            TAX EXEMPT

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 10%                   20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


Taxes on transactions

Any sale or exchange of fund shares, including through the checkwriting privilege, may generate a tax liability.

The table above also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

8




<PAGE 8>

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from the fund into another
                                Dreyfus fund or certain
                                Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Checkwriting privilege (Class A only)

YOU MAY WRITE REDEMPTION CHECKS against your account for Class A shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST YOU CAN REINVEST up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment      9




<PAGE 9>

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund

   P.O. Box 6587, Providence, RI 02940-6587
   Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and a check to: Name of Fund

P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900119292

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900119292

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a redemption check (Class A only) OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other  documentation, if required (see page 7).

Mail your request to: The Dreyfus Family of Funds P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

10








<PAGE 10>

[Application p1]

[Application p2]

NOTES

For More Information

Dreyfus Premier  Municipal Bond Fund
--------------------------------------

SEC file number:  811-4764

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2000 Dreyfus Service Corporation
022P0900

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